UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2006

                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-7949                   72-0888772
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

    610 N.E. Jensen Beach, Florida                                      34957
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (772) 334-8181

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On October 1, 2006, Stanley Fleishman, a member of the board of directors (the "Board") of Regency Affiliates, Inc. (the "Registrant") and a member of the Registrant's Audit Committee, Compensation Committee and Nominating Committee, submitted to the Board of the Registrant, and the Board accepted, his resignation as a director of the Registrant, effective immediately.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        REGENCY AFFILIATES, INC.


                                                        By: /s/ Laurence S. Levy
                                                            --------------------
                                                        Name:   Laurence S. Levy
                                                        Title:  President

Date: October 3, 2006